Note 10 - Income Taxes	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Income Tax Disclosure [Text Block]
10.	Income Taxes

Under the laws of the countries of the companies’ incorporation and/or vessels’ registration, the companies are not subject to tax on international shipping income, however, they are subject to registration and tonnage taxes, which have been included in “Vessel operating expenses” in the consolidated statements of operations.

Under the United States Internal Revenue Code of 1986, as amended (the "Code"), the U.S. source gross transportation income of a ship-owning or chartering corporation, such as the Company, is subject to a 4% U.S. Federal income tax without allowance for deduction, unless that corporation qualifies for exemption from tax under Section 883 of the Code and the Treasury Regulations promulgated thereunder. U.S. source gross transportation income consists of 50% of the gross shipping income that is attributable to transportation that begins or ends, but that does not both begin and end, in the United States.

For the taxable years 2019, 2020 and 2021 the Company believes that it was exempt from U.S. federal income tax of 4% on U.S. source shipping income, as it believes that it was subject to the 5% Override Rule, but nonetheless satisfied the Publicly Traded Test for the respective years, because the non-qualified 5% shareholders did not own more than 50% of the Company’s common stock for more than half of the days during the taxable years.